EXHIBIT 99
                             Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:  March 19, 2004
Issuer & Symbol:               URS Corporation (URS)
Address of each Reporting Person for this Form 4:
            909 Montgomery Street, Suite 400,
            San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:
            10% Owner and Director

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 22, 2004

RICHARD C. BLUM & ASSOCIATES, INC.    BLUM CAPITAL PARTNERS, L.P.
                                      By: Richard C. Blum & Associates, Inc.,
                                           its general partner

By: /s/ Marc T. Scholvinck            By: /s/ Marc T. Scholvinck
    Marc T. Scholvinck, Partner,          Marc T. Scholvinck, Partner,
    Chief Financial Officer and            Chief Financial Officer and
     Assistant Secretary                     Assistant Secretary

BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS, L.P.          STINSON CAPITAL FUND (CAYMAN), LTD.
STINSON CAPITAL PARTNERS II, L.P.         By: BLUM CAPITAL PARTNERS, L.P.,
STINSON CAPITAL PARTNERS (QP), L.P.          its investment advisor
                                        By: Richard C. Blum & Associates, Inc.,
By:   BLUM CAPITAL PARTNERS, L.P.,           its general partner
      its general partner
By:   Richard C. Blum & Associates, Inc.,
      its general partner


By: /s/ Marc T. Scholvinck              By: /s/ Marc T. Scholvinck
    Marc T. Scholvinck, Partner,            Marc T. Scholvinck, Partner,
    Chief Financial Officer and              Chief Financial Officer and
     Assistant Secretary                     Assistant Secretary

BLUM STRATEGIC GP, L.L.C.               BLUM STRATEGIC PARTNERS, L.P.
                                        By: BLUM STRATEGIC GP, L.L.C.
                                             its general partner

By: /s/ Marc T. Scholvinck              By: /s/ Marc T. Scholvinck
    Marc T. Scholvinck, Member              Marc T. Scholvinck, Member

RICHARD C. BLUM


By: /s/ Marc T. Scholvinck
    Marc T. Scholvinck, Attorney-in-Fact